Concentration of risks	12 Months Ended
Dec. 31, 2017
Risks and Uncertainties [Abstract]
Concentration of risks
Note 24 - Concentration of risks

The Company’s operations are carried out in the PRC and its operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in government policies regarding laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash, accounts receivable, loans receivable and advances to suppliers. As of December 31, 2017 and 2016, substantially all of the Company’s cash was held in major financial institutions located in the PRC, Hong Kong and the United States of America, which management considers being of high credit quality. China does not have an official deposit insurance program, nor does it have an agency similar to The Federal Deposit Insurance Corporation (FDIC) in the United States. However, the Company believes that the risk of failure of any of these PRC banks is remote. Bank failure is extremely uncommon in China and the Company believes that those Chinese banks that hold the Company’s cash are financially sound based on public available information.

The Company provides unsecured credit terms for sales to certain customers. As a result, there are credit risks with the accounts receivable balances. The Company constantly re-evaluates the credit worthiness of customers buying on credit and maintains an allowance for doubtful accounts.

Credit risk on loans receivable is controlled by the application of credit approvals, limits and monitoring procedures. To minimize credit risk, the Company requires collateral primarily in the form of rights to property.

For individual customers, the Company uses standard approval procedures to manage credit risk for personal loans.

Sales revenue from 2 major customers were $0.04 million, or approximately 85.0% of our total sales for the year ended December 31, 2017, with each customer individually accounting for 66.7% and 18.3% of revenue, respectively. No other single customer accounted for more than 10% of our total revenues during the year ended December 31, 2017. Our accounts receivable from these customers was nil as of December 31, 2017.

Sales revenue from a major customer was $4,315, or approximately 85.1% of the Company’s total sales for the year ended December 31, 2016. No other single customer accounted for more than 10% of the Company’s total revenues during the year ended December 31, 2016. The Company’s accounts receivable from this customer was $119 as of December 31, 2016.

Sales revenue from three major customers was $1,244, or approximately 66.8% of our total sales for the year ended December 31, 2015, with each customer individually accounting for 39.6%, 16.2% and 11.0% of revenue, respectively. No other single customer accounted for more than 10% of our total revenues in 2015. Our accounts receivable from these customers was approximately $228 as of December 31, 2015.

Three major vendors provided approximately 90.6% of total purchases by us during the year ended December 31, 2017. Our accounts payable due to these vendors were nil as of December 31, 2017.

A major vendor provided approximately 86.1% of total purchases by the Company during the year ended December 31, 2016. The Company’s accounts payable due to this vendor was nil as of December 31, 2016.

Three major vendors provided approximately 83.4% of total purchases (including 15.6% of purchases from Honesty Group) by the Company during the year ended December 31, 2015. The Company’s accounts payable due to these vendors was approximately $46 as of December 31, 2015.